UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:
                                  June 29, 2007
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Tennessee
                 (State or Other Jurisdiction of Incorporation)


           1- 4682                                         22-1326940
   (Commission File Number)                    (IRS Employer Identification No.)



                               8155 T&B Boulevard
                            Memphis, Tennessee 38125
               (Address of Principal Executive Offices)(Zip Code)

                                 (901) 252-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement

     On June 30, 2007 Thomas & Betts Corporation (the "Company") signed a definitive purchase and sale agreement (the "Purchase Agreement") to acquire the Joslyn Hi-Voltage and Power Solutions businesses from Danaher Corporation ("Danaher") for a purchase price of $280 million. The parties to the agreement are Thomas & Betts Corporation, Thomas & Betts Manufacturing, Inc. and Thomas & Betts Limited (UK) as purchasers, and Joslyn Holding Company, Danaher UK Industries Limited, and Joslyn Canada as sellers. The Company intends to pay cash for the transaction through the use of available cash resources. The agreement is subject to regulatory approval and other customary conditions to closing. Other than the Purchase Agreement, there are no material relationships between the Company and Danaher or any of their respective affiliates.

Item 8.01 - Other Events

     Separately, on June 29, 2007 the Company signed a definitive purchase and sale agreement to acquire a 100% interest in Drilling Technical Supply SA, a hazardous lighting and controls business primarily based in France for approximately $20 million. The Company intends to pay cash for the transaction through the use of available cash resources.







     Both transactions are expected to close in the third quarter.

     On July 2, 2007 the Company issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing both transactions.


Item 9.01 - Financial Statements and Exhibits

99.1     Press Release dated July 2, 2007

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Thomas & Betts Corporation
                                                   (Registrant)


                                                   By: /s/ W. David Smith, Jr.
                                                   -----------------------------
                                                   W. David Smith, Jr.
                                                   Assistant General Counsel and
                                                   Assistant Secretary



Date:  July 2, 2007

                                  Exhibit Index


Exhibit                       Description of Exhibits
-------                       -----------------------

99.1                          Press Release of the Registrant dated July 2, 2007